Rule 497(a)
                                                              Reg. No. 33-47508
                                                              Rule 482 ad



                            Having Trouble Sleeping?

                                                        Since Inception
                           1 Year   3 Years   5 Years   (8/3/92)
Average Annual
Total Returns
As of 9/30/00              31.37%   17.07%    19.89%    13.39%

The Jensen Portfolio mutual fund's steady performance is better than a sleeping pill. Contact your financial advisor or Jensen Investment Management, Portland, OR (1-800-221-4384).


The performance data quoted represents past performance, which is not an indication of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends and capital gains. For more information about The Jensen Portfolio mutual fund, including charges and expenses, call for a prospectus at 1-800-221-4384. Please read it carefully before you invest or send money.